Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Accumulated amortization of debt issuance costs	$ 984,337	$ 696,175
Common units, shares issued	5,233	5,233
Common units, shares outstanding	5,233	5,233
Preferred B Units [Member]
Temporary Preferred units Class B, shares issued	1,052.5	0
Temporary Preferred units Class B, shares outstanding	1,052.5	0
Preferred A Units [Member]
Preferred Stock, Shares Issued	305.5	185.5
Preferred Stock, Shares Outstanding	305.5	185.5